UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2003

GE Financial Assurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23375	54-1829180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6604 West Broad Street, Richmond, Virginia		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

On August 29, 2003, we completed the previously announced sale of our Japanese life insurance and U.S. auto and homeowners insurance businesses, which comprised a majority of our Japan and Auto and Home Insurance segments, to American International Group, Inc. (“AIG”), an international insurance and financial services organization based in New York, New York, for cash proceeds of approximately $2.15 billion. Approximately $517 million of the cash proceeds were paid to our affiliates to satisfy outstanding debt of one of the legal entities sold. The sale price was determined through arms length negotiation.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2003 is presented as if the sale were effective as of that date. The following unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2003 and for the year ended December 31, 2002 are presented as if the sale were effective as of January 1, 2002.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the accompanying notes, and the consolidated financial statements and footnotes included in our annual report as filed on Form 10-K for the year ended December 31, 2002 and our interim report on Form 10-Q for the period ended June 30, 2003.

The following unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily an indication of the operating results or financial position that would have resulted had the sale been consummated on the dates indicated, nor does it represent our future financial position or results of operations.

GE FINANCIAL ASSURANCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2003

(Dollars in millions)

(Unaudited)

	Historical	Pro forma Adjustments (1)		Pro forma
Assets
Investments:
Fixed maturities available-for-sale, at fair value	$61,824	$		$61,824
Equity securities available-for-sale, at fair value	763			763
Mortgage and other loans, net of valuation allowance	6,026			6,026
Policy loans	997			997
Other invested assets	3,206			3,206
Short-term investments	1,190			1,190

Total investments	74,006			74,006

Cash and cash equivalents	644		1,747	2,391
Accrued investment income	1,208			1,208
Deferred acquisition costs	4,222			4,222
Intangible assets	1,356			1,356
Goodwill	1,600			1,600
Reinsurance recoverable	2,261			2,261
Other assets	1,458			1,458
Separate account assets	7,636			7,636
Assets held for sale	22,708		(22,708)	—

Total assets	$117,099		$(20,961)	$96,138

Liabilities and Shareholder’s Interest
Liabilities:
Future annuity and contract benefits	$58,318	$		$58,318
Liability for policy and contract claims	2,775		10	2,785
Other policyholder liabilities	316			316
Other liabilities	6,931		90	7,021
Short-term debt	1,884			1,884
Long-term debt	478			478
Separate account liabilities	7,636			7,636
Liabilities associated with assets held for sale	20,264		(20,264)	—

Total liabilities	98,602		(20,164)	78,438

Minority interest in and equity of consolidated subsidiaries	266			266

Shareholder’s interest:
Net unrealized investment gains	3,746		(1,465)	2,281
Derivatives qualifying as hedges	(459)		647	188
Foreign currency translation adjustments	(5)		35	30

Accumulated non-owner changes in equity	3,282		(783)	2,499
Common stock ($1 par value, 1,000 shares authorized, issued and outstanding)	—		—	—
Additional paid-in capital	6,953			6,953
Retained earnings	7,996		(14)	7,982

Total shareholder’s interest	18,231		(797)	17,434

Total liabilities and shareholder’s interest	$117,099		$(20,961)	$96,138

See notes to pro forma condensed consolidated financial statements

GE FINANCIAL ASSURANCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(Dollars in millions)

(Unaudited)

	Six Months Ended June 30, 2003
	Historical	Pro forma Adjustments (1)	Pro forma
Revenues:
Premiums	$3,512	$(1,111)	$2,401
Net investment income	2,266	(316)	1,950
Surrender fee income	83	(61)	22
Net realized investment gains	1	(3)	(2)
Policy fees and other income	366	(2)	364

Total revenues	6,228	(1,493)	4,735

Benefits and expenses:
Benefits and other changes in policy reserves	3,144	(877)	2,267
Interest credited	859	(50)	809
Commissions	554	(88)	466
General expenses	857	(229)	628
Amortization of intangibles, net	162	(73)	89
Change in deferred acquisition costs, net	(359)	78	(281)
Interest expense	63	(8)	55

Total benefits and expenses	5,280	(1,247)	4,033

Income before income taxes and minority interest	948	(246)	702
Provision for income taxes	322	(97)	225

Income before minority interest	626	(149)	477
Minority interest	2	—	2

Net income from continuing operations	$624	$(149)	$475

See notes to pro forma condensed consolidated financial statements

GE FINANCIAL ASSURANCE HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(Dollars in millions)

(Unaudited)

	Year Ended December 31, 2002
	Historical	Pro forma Adjustments (1)	Pro forma
Revenues:
Premiums	$6,662	$(1,990)	$4,672
Net investment income	4,169	(510)	3,659
Surrender fee income	179	(138)	41
Net realized investment gains	447	(24)	423
Policy fees and other income	806	(4)	802

Total revenues	12,263	(2,666)	9,597

Benefits and expenses:
Benefits and other changes in policy reserves	5,949	(1,627)	4,322
Interest credited	1,724	(79)	1,645
Commissions	1,163	(158)	1,005
General expenses	1,847	(432)	1,415
Amortization of intangibles, net	344	(172)	172
Change in deferred acquisition costs, net	(805)	113	(692)
Interest expense	138	(16)	122

Total benefits and expenses	10,360	(2,371)	7,989

Income before income taxes and minority interest	1,903	(295)	1,608
Provision for income taxes	440	(83)	357

Income before minority interest	1,463	(212)	1,251
Minority interest	6	—	6

Net income from continuing operations	$1,457	$(212)	$1,245

See notes to pro forma condensed consolidated financial statements

GE FINANCIAL ASSURANCE HOLDINGS, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Reference numbers correspond to those on the pro forma condensed consolidated financial statements.

(1) Reflects adjustments necessary to remove the historical results of operations and the assets and liabilities of substantially all of the Japanese life insurance and U. S. auto and homeowners insurance businesses, which comprised the majority of our Japan and Auto and Home Insurance segments. These operations were sold during the third quarter of 2003 for approximately $2.15 billion, which includes $517 million paid to our affiliates. The resulting gain/(loss) on the sale will be recognized in the third quarter of 2003. Prior to the completion of the sale, a dividend of $370 million was paid to GEFAHI by one of the entities that was sold. The amount of this pre-sale dividend was $115 million higher than anticipated as at June 30, 2003. Accordingly, a pro forma adjustment of $115 million was made to adjust the impact to cash, as this amount had been previously included in Assets Held for Sale.

(c) Exhibits

2.1	Stock Purchase Agreement among Brookfield Life Assurance Co. Ltd., General Electric Capital Corporation, GE Capital Asia Investments, GE Financial Assurance Holdings, Inc. and American International Reinsurance Company, Ltd. dated as of June 26, 2003 (the “Japan SPA”)
2.2	Amendment to Japan SPA No. 1, dated August 29, 2003 among Brookfield Life Assurance Co. Ltd., General Electric Capital Corporation, GE Capital Asia Investments, GE Financial Assurance Holdings, Inc. and American International Reinsurance Company, Ltd
2.3	Stock Purchase Agreement between GE Financial Assurance Holdings, Inc. and Lexington Insurance Company dated as of June 26, 2003 (the “Auto SPA”)
2.4	Amendment to Auto SPA No. 1, dated August 29, 2003 between GE Financial Assurance Holdings, Inc. and Lexington Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Richard P. McKenney
Richard P. McKenney
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller (Principal Accounting Officer)

Dated:  September 11, 2003

EXHIBIT INDEX

We omitted the schedules and exhibits referenced in the attached agreements in accordance with Item 601(b)(2) of Regulation S-K. In accordance with Item 601(b)(2) of Regulation S-K, we will furnish a copy of any omitted schedule and/or exhibit supplementally to the Securities and Exchange Commission upon request.

2.1	Stock Purchase Agreement among Brookfield Life Assurance Co. Ltd., General Electric Capital Corporation, GE Capital Asia Investments, GE Financial Assurance Holdings, Inc. and American International Reinsurance Company, Ltd. dated as of June 26, 2003 (the “Japan SPA”)
2.2	Amendment to Japan SPA No. 1, dated August 29, 2003 among Brookfield Life Assurance Co. Ltd., General Electric Capital Corporation, GE Capital Asia Investments, GE Financial Assurance Holdings, Inc. and American International Reinsurance Company, Ltd
2.3	Stock Purchase Agreement between GE Financial Assurance Holdings, Inc. and Lexington Insurance Company dated as of June 26, 2003 (the “Auto SPA”)
2.4	Amendment to Auto SPA No. 1, dated August 29, 2003 between GE Financial Assurance Holdings, Inc. and Lexington Insurance Company